UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2017

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

The information in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01                                           Regulation FD Disclosure.

On June 22, 2017, members of the management of Synchronoss Technologies, Inc. (the “Company”) made a presentation to the Company’s current lenders in connection with a proposed amendment to its Senior Secured Credit Agreement with the lending institutions from time to time parties thereto and Goldman Sachs Bank USA, as administrative agent, collateral agent, swingline lender and a letter of credit issuer (the “2017 Credit Agreement”). The Company is requesting the amendment for additional time to deliver its first quarter 2017 financial statements, as required under the 2017 Credit Agreement.  The lender presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information being furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Presentation dated June 22, 2017

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this report or press release attached hereto as Exhibit 99.1, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook” or words of similar meanings.  These statements are based on the Company’s current expectations and beliefs and various assumptions.  There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. Examples of forward-looking statements include, but are not limited to, statements we make regarding the timing of the filing of the Form 10-Q, the expected revenue impact that will result from the restatement of the Company’s financial results and the potential amendment of the 2017 Credit Agreement. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements.  These factors include, but are not limited to, risks associated with the ongoing and uncompleted nature of the Company’s accounting review; fluctuations in the Company’s financial and operating results; integration of the Company’s Intralinks business and execution of our cost reduction plan; the Company’s substantial level of debt and related obligations, including interest payments, covenants and restrictions; uncertainty regarding increased business and renewals from existing customers; the dependence of the Company’s Intralinks business on the volume of financial and strategic business transactions; disruptions to the implementation of the Company’s strategic priorities and business plan caused by changes in the Company’s senior management team; customer renewal rates and attrition; customer concentration; the Company’s ability to maintain the security and integrity of the Company’s systems; foreign currency exchange rates; the financial and other impact of previous and future acquisitions; competition in the enterprise and mobile solutions markets; the Company’s ability to retain and motivate employees; technological developments; litigation and disputes and the costs related thereto; unanticipated changes in the Company’s effective tax rate; uncertainties surrounding domestic and global economic conditions; other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, to be filed with the SEC as soon as practicable.  The Company does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2017	SYNCHRONOSS TECHNOLOGIES, INC.

	By:	/s/ Lawrence R. Irving
		Name:	Lawrence R. Irving
		Title:	Chief Financial Officer

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